Share-based Compensation	12 Months Ended
Dec. 31, 2023
Share-Based Payment Arrangement [Abstract]
Share-based Compensation
13. Share-based Compensation
On April 14, 2021, the Board of Managers (the “Board”) adopted the GRIID Infrastructure Equity Plan LLC Profits Interest Plan (the “Plan”). Under the terms of the Plan, Incentive Shares may be granted to employees of the Company as well as officers, consultants, or other service providers of the Company (each, a “Participant”). Upon approval of the Plan, the Company reserved a pool of 9,186,933 shares. As of December 31, 2023, the Board had approved 8,960,795 shares, leaving 226,138 shares available for grant.
The shares give holders the right to participate in the profits and losses of the Company, but do not convey voting rights to the holders. Each share has a profits interest threshold amount set forth in the applicable Agreement Award in accordance with the GRIID Infrastructure Equity Plan LLC, dated as of April 14, 2021. The amount is to be no less than the amount determined to be necessary to cause such share to constitute a “profits interest” within the meaning of Revenue Procedures
93-27
and
2001-43.
Each Award Agreement contains a vesting schedule that is determined by the Board. Vesting may be based on the continued service of the Participant and/or on the achievement of performance goals set forth in the Award Agreement. Shares may also be fully vested on the Grant Date.
At any time prior to the consummation of a Qualified Public Offering or a Change in Control, each as defined in the Plan, the Company has the right, but not the obligation, to require the Participant to forfeit or sell to the Company all or any portion of their shares in connection with a Termination of Service (the “Company’s Call Right”). In the event of termination for any reason, unvested shares (“Restricted shares”) will be forfeited without consideration. If the Participant’s employment is terminated for cause, all vested shares (“Unrestricted shares”) or Restricted shares will be forfeited without consideration. If the Participant’s employment is terminated by the Company for a reason other than cause or by the Participant for any reason, the Company’s purchase price per Unrestricted share will be its fair market value on the date of termination.
Based upon their underlying characteristics and features, the Company has determined that the shares are to be accounted for as equity-classified awards.
The shares are granted at the market price of the Company’s units on the date of grant. The Company has varying vesting period and vesting schedules for shares granted.

Share activity under the Plan for the years ended December 31, 2023 and 2022, respectively, was as follows:

Number of Shares
Unvested, December 31, 2021	5,676,896
Vested	(2,861,623)
Forfeited	—

Unvested, December 31, 2022	2,815,273
Vested	(2,113,766)
Forfeited	(137,235)

Unvested, December 31, 2023	564,272

Expense related to the shares is recognized over the vesting period of each share. The Company has elected to recognize forfeitures as they occur. For the years ended December 31, 2023 and 2022, respectively, the Company recognized $97 and $132 of unit-based compensation expense related to the shares, which is included within general and administrative expense on the audited consolidated statements of operations.
As of December 31, 2023 and 2022, respectively, there remained $33 and $141 of unrecognized compensation expense related to the shares. That cost is expected to be recognized over the remaining weighted average vesting period of 1.15 years and 1.12 years.
The total fair value of shares vested (based on grant date fair value) during December 31, 2023 and 2022, respectively was $434 and $317.